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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

48 Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                (Zip code)

                             ----------------------

                             SEALY MATTRESS COMPANY
              (Exact name of obligor as specified in its charter)

Ohio                                                    34-0439410
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                               SEALY CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                                36-3284147
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                     SEALY MATTRESS COMPANY OF PUERTO RICO
              (Exact name of obligor as specified in its charter)

Ohio                                                    34-8544153
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

             OHIO-SEALY MATTRESS MANUFACTURING CO., INC. (RANDOLPH)
              (Exact name of obligor as specified in its charter)

Massachusetts                                           04-2611765
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                OHIO-SEALY MATTRESS MANUFACTURING CO.-FT. WORTH
              (Exact name of obligor as specified in its charter)

Texas                                                   75-1491047
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                     OHIO-SEALY MATTRESS MANUFACTURING CO.
              (Exact name of obligor as specified in its charter)

Georgia                                                 58-1186228
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                 OHIO-SEALY MATTRESS MANUFACTURING CO.-HOUSTON
              (Exact name of obligor as specified in its charter)

Texas                                                   74-1275140
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                    SEALY MATTRESS COMPANY OF MICHIGAN, INC.
              (Exact name of obligor as specified in its charter)

Michigan                                                38-1256567
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                  SEALY MATTRESS COMPANY OF KANSAS CITY, INC.
              (Exact name of obligor as specified in its charter)

Missouri                                                44-0523533
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                      SEALY OF MARYLAND AND VIRGINIA, INC.
              (Exact name of obligor as specified in its charter)

Maryland                                                52-1192669
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                       SEALY MATTRESS COMPANY OF ILLINOIS
              (Exact name of obligor as specified in its charter)

Illinois                                                36-1853967
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                               A. BRANDWEIN & CO.
              (Exact name of obligor as specified in its charter)

Illinois                                                36-2525330
(State or other jurisdiction of  (I.R.S. employer
incorporation or organization)                          identification no.)

                     SEALY MATTRESS COMPANY OF ALBANY, INC.
              (Exact name of obligor as specified in its charter)

New York                                                14-1325596
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                            SEALY OF MINNESOTA, INC.
              (Exact name of obligor as specified in its charter)

Minnesota                                               41-1227650
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                       SEALY MATTRESS COMPANY OF MEMPHIS
              (Exact name of obligor as specified in its charter)

Tennessee                                               62-0357534
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                      THE STEARNS & FOSTER BEDDING COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                                36-2515193
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

               THE STEARNS & FOSTER UPHOLSTERY FURNITURE COMPANY
              (Exact name of obligor as specified in its charter)

Ohio                                                    34-1449445
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                                   SEALY INC.
              (Exact name of obligor as specified in its charter)

Ohio                                                    34-1439379
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

            THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP
              (Exact name of obligor as specified in its charter)

Delaware                                                36-1750335
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

                  SEALY MATTRESS MANUFACTURING  COMPANY, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                36-3209918
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)


Halle Building
10th Floor
1228 Eucild Avenue
Cleveland, Ohio                                         44115
(Address of principal executive offices)                (Zip code)

                             ______________________

               9-7/8% Senior Subordinated Exchange Notes due 2007
                      (Title of the indenture securities)


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                                      -4-

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-----------------------------------------------------------------------------------
                    Name                                Address
-----------------------------------------------------------------------------------

     Superintendent of Banks of the State of    2 Rector Street, New York,
     New York                                   N.Y.  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                N.Y.  10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429

     New York Clearing House Association        New York, New York   10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of March, 1998.


                                         THE BANK OF NEW YORK



                                         By: /s/ Lucille Firrincieli
                                             ----------------------------
                                            Name:  Lucille Firrincieli
                                            Title: Vice President

                                                                       EXHIBIT 7
                                                                       ---------
                                  ----------

                    Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York N.Y. 10296
                    And Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,
                    at the close of business September 20, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                Dollar Amounts
Assets......................................... in Thousands
Cash and balances due from depos-
 itory instructions:
 Noninterest-bearing balances and
   currency and coin........................... $ 5,004,638
 interest-bearing balances.....................   1,271,514
Securities:
  Held-for-maturity securities.................   1,105,782
  Available-for-sale securities.................  3,164,271
Federal funds sold and securities
  purchased under agreements to resell.........   5,723,829
Loans and lease financing
  receivables:
Loans and leases, net of unearned
  income.......................................  34,916,916
LESS Allowance for loan and
  lease losses...................... 581,177
LESS : Allocated transfer risk
  reserve............................... 429
Loans and leases, net of unearned
  income allowance, and reserve................  34,334,590
Assets held in trading accounts................   2,035,284
Premises and fixed assets (including
  capitalized leases)..........................     671,664
Other real estate owned.........................     13,306
Investments in unconsolidated subsidiaries
  and associated companies......................    210,685
Customers liability to the bank on
  acceptances outstanding......................   1,463,446
Intangible assets..............................     753,190
Other assets...................................    1,744,79
                                                -----------
Total Assets................................... $57,536,995
                                                ===========

LIABILITIES
Deposits
  In domestic offices.......................... $27,270,824
  Noninterest bearing............ 12,160,977
  Interest bearing............... 15,109,847
  In foreign offices, edge and
  Agreement subsidiaries and IBFs.............. $14,687,806
  Noninterest bearing............... 657,479
  interest bearing............... 14,030,327
Federal funds purchased and Securities
  sold under agreements to repurchase..........   1,946,099
Demand notes issued to the U.S.
  Treasury.....................................     283,793
Trading liabilities............................   1,553,539
Other borrowed money:
  With remaining maturity of one
  year or less.................................   2,245,014
With remaining maturity of more
  than one year through three
  years........................................           0
With remaining maturity of more
than three years...............................      45,664
Bank's liability on acceptances executed
  and outstanding..............................   1,473,588
Subordinated notes and debentures..............   1,018,940
Other liabilities..............................   2,193,031
                                                -----------
Total liabilities..............................  52,718,298
                                                ===========
EQUITY CAPITAL
Common stock...................................   1,135,264
Surplus........................................     731,319
Undivided profits and capital
  reserves.....................................   2,943,006
Net unrealized holding gains
  (losses) on available for-sale-securities....      25,428
Cumulative foreign currency translation
  adjustments.................................. (    16,342)
                                                ===========
Total equity capital...........................   4,818,697
                                                -----------
Total liabilities and equity capital........... $57,536,995


  I, Robert e. Kelman, Senior Vice President and
Comptroller of the above-named bank do hereby declare that this Report of Condition has been pre-pared in conformance with the instructions issued by the Board of Governors of the Federal Reserve
System and is true to the best of my knowledge and belief.


                                 Robert E. Kelman

  We, the undersigned directors attest to the cor-rectness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in confor-mance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   J. Carter Bacor         )
   Thomas A. Renyi         )       Directors
   Alan R. Griffin         )